UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES FUND)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EMEXPT FUNDS)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Investor Home Accounts & Services Proxy Voting Tools: Accounts & Services Account Access Retirement Plan Manager (RPM) Service Center Tax Center Proxy Voting Proxy Voting Information Proxy statements were mailed on or about January 28, 2011, to shareholders of record as of the close of business on January 14, 2011 for the Invesco Funds. Proxy statements were mailed on or about February 23, 2011, to shareholders as of record as of the cl ose of business on January 14, 2011 for Invesco Prime Income Trust. The purpose of the proxy statement, among other things, is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below. Related Links Invesco Product L ine Reorganization (PDF) Shareholders Approve V.I. and Asset Allocation Fund Consolidations (PDF) How to vote You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations. By Internet You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Enter the control number listed on the proxy card you rec eived in the mail and follow the instructions on the web site. By Telephone Call toll-free 1.800.337.3503 to vote for the Invesco Retail Funds. Enter the control number listed on the proxy card and follow the recorded instructions. By Mail Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing. In Person The shareholder meeting for the Invesco Funds will be held on April 14, 2011. Please notify Invesco at 1.800.952.3502 if you plan to attend any of the above meetings. If you have any questions... If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 any business day between 7:00 a.m. and 6:00 p.m. CT. If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote. Prospectuses Help Site Map Terms of U se Privacy Legal Information Business Continuity Plan

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus.
All data provided by Invesco unless otherwise noted.
Invesco Distributors, Inc. is a U.S. distributor for retail mutual funds, exchange-traded funds, institutional money market funds and unit investment trusts. Van Kampen Funds Inc. is a sponsor of unit investment trusts. Both entities are wholly owned, indirect subsidiaries of Invesco Ltd.
Invesco Distributors, Inc. 04/2011
©2011 Invesco Ltd. All rights reserved.

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Invesco Proxy Information by Fund
Invesco Balanced Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Balanced-Risk Retirement 2010 Fund
1.	Please read the Information Statement/Prospectus. (PDF)

2.	Access some typical questions that shareholders may have regarding the Information Statement/Prospectus . (PDF)
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
•	Semiannual Report (PDF)
Invesco Basic Balanced Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Basic Value Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Core Bond Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
•	Semiannual Report (PDF)
Invesco Dividend Growth Securities Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Financial Services Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
•	Semiannual Report (PDF)
Invesco Fundamental Value Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Global Advantage Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Global Dividend Growth Securities Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)

•	Semiannual Report (PDF)
Invesco Global Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Health Sciences Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Income Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
•	Semiannual Report (PDF)
Invesco Japan Fund

1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Large Cap Basic Value Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Large Cap Growth Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Large Cap Relative Value Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco LIBOR Alpha Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Mid Cap Basic Value Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Mid-Cap Value Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)

Invesco Multi-Sector Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Municipal Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco New York Tax-Free Income Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Prime Income Trust
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Select Equity Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
Invesco Small-Mid Special Value Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)
•	Annual Report (PDF)
•	Semiannual Report (PDF)
Invesco Special Value Fund
1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Tax-Exempt Securities Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Technology Sector Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)
Invesco U.S. Small/Mid Cap Value Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco U.S. Small Cap Value Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Value Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Value II Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen California Insured Tax Free Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen Capital Growth Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)
Invesco Van Kampen Core Equity Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen Core Plus Fixed Income Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

Invesco Van Kampen Emerging Markets Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)
Invesco Van Kampen Enterprise Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen Equity Premium Income Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen Global Equity Allocation Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)
Invesco Van Kampen Global Franchise Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)
Invesco Van Kampen Government Securities Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen Harbor Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen High Yield Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen Insured Tax Free Income Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen International Advantage Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

Invesco Van Kampen International Growth Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen Limited Duration Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen Real Estate Securities Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)
Invesco Van Kampen Technology Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)
Invesco Van Kampen Utility Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)

Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan
Invesco Investment Services, Inc. 03/2011
©2011 Invesco Ltd. All rights reserved.

Thank you for calling Invesco.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 1.

OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting currently scheduled for 3:00 p.m. central time on April 14, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.